Offerings - Offering: 1	Jan. 12, 2026 USD ($)
Offering:
Fee Previously Paid	false
Rule 0-11	true
Transaction Valuation	$ 3,508,318.05
Fee Rate	0.01381%
Amount of Registration Fee	$ 484.50
Offering Note	(1) Estimated solely for purposes of calculating the filing fee, based on the cash consideration to be received by the registrant's shareholders in consideration for the transaction converted into United States dollars at an exchange rate of $0.71 per Cdn$1.00 Canadian dollar as computed in accordance with Rule 0-11 (Section 240.0-11(c)(2)) of the Securities Exchange Act of 1934, as amended. (2) In accordance with Section 14(g) of the Exchange Act, the filing fee was calculated by multiplying the aggregate consideration to be received by the registrant determined as described in footnote (1) above by 0.00013810.